UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 14, 2019

BEIGENE, LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Mourant Governance Services (Cayman) Limited

94 Solaris Avenue, Camana Bay

Grand Cayman KY1-1108

Cayman Islands

(Address of Principal Executive Offices) (Zip Code)

+1 (345) 949 4123

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited

*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 17, 2019, BeiGene, Ltd. filed a Current Report on Form 8-K (the “Original Form 8-K”) which contained an incorrect Exhibit 99.1. This Form 8-K/A amends the Original Form 8-K to file the correct Exhibit 99.1.

Item 1.02. Termination of a Material Definitive Agreement.

On June 14, 2019, BeiGene, Ltd. and its wholly-owned subsidiary, BeiGene Switzerland GmbH (collectively, “BeiGene”), and Celgene Corporation and its wholly-owned subsidiary Celgene Switzerland LLC (collectively, “Celgene”) entered into an agreement to mutually terminate their Amended and Restated Exclusive License and Collaboration Agreement, dated August 31, 2017, pursuant to which BeiGene had granted an exclusive license to Celgene to develop and commercialize tislelizumab for solid tumors in the United States, Europe, Japan and the rest of the world other than Asia (the “Collaboration Agreement”). In connection with the termination, Celgene will pay $150 million to BeiGene and BeiGene will regain full, global development and commercialization rights to tislelizumab.

The License and Supply Agreement entered into as of July 5, 2017 by and among BeiGene and Celgene Logistics Sàrl remains unchanged, and BeiGene retains the right to exclusively distribute and promote ABRAXANE®, REVLIMID®, and VIDAZA® in China, excluding Hong Kong, Macau and Taiwan, pursuant to the terms of the agreement.

Item 7.01. Regulation FD Disclosure.

BeiGene will host a conference call and webcast of mid-2019 clinical data updates on Thursday, June 20, 2019 at 8:00 a.m. EDT. The information in Item 7.01 of this Current Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On June 17, 2019, BeiGene issued a press release announcing the above-described transaction. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

On June 14, 2019, BeiGene issued a press release announcing the first presentation of clinical results from the ASPEN trial, a global randomized Phase 3 open-label trial of its investigational BTK inhibitor zanubrutinib in patients with Waldenström’s Macroglobulinemia (WM). The poster presentation included clinical results from a nonrandomized exploratory cohort of patients with the MYD88WT genotype of WM. The Company also announced updated results from the ongoing Phase 1/2 trial of patients with WM; and a pooled safety data analysis of zanubrutinib from six ongoing monotherapy studies in patients with B-cell malignancies. These data were presented in three posters at the 24th European Hematology Association (EHA) Congress, taking place June 13-16, 2019 in Amsterdam. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

On June 14, 2019, BeiGene issued a press release announcing updated results from a pivotal Phase 2 study of tislelizumab, an investigational anti-PD-1 antibody, in Chinese patients with relapsed/refractory (R/R) classical Hodgkin lymphoma (cHL) in a poster at the 24th EHA Congress. A copy of the press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release titled “BeiGene Regains Full Global Rights to Its Investigational Anti-PD-1 Antibody Tislelizumab,” issued on June 17, 2019

99.2	Press Release titled “BeiGene Announces Clinical Results from Three Posters on Zanubrutinib Presented at the 24th Congress of European Hematology Association (EHA),” issued on June 14, 2019

99.3

Press Release titled “BeiGene Announces Updated Results from a Pivotal Phase 2 Study of Tislelizumab in Chinese Patients with Relapsed or Refractory Classical Hodgkin Lymphoma at the 24th Congress of the European Hematology Association (EHA),” issued on June 14, 2019

Exhibit Index

Exhibit No.	Description
99.1	Press Release titled “BeiGene Regains Full Global Rights to Its Investigational Anti-PD-1 Antibody Tislelizumab,” issued on June 17, 2019

99.2	Press Release titled “BeiGene Announces Clinical Results from Three Posters on Zanubrutinib Presented at the 24th Congress of European Hematology Association (EHA),” issued on June 14, 2019

99.3

Press Release titled “BeiGene Announces Updated Results from a Pivotal Phase 2 Study of Tislelizumab in Chinese Patients with Relapsed or Refractory Classical Hodgkin Lymphoma at the 24th Congress of the European Hematology Association (EHA),” issued on June 14, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: June 18, 2019	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel